                                                         AS AMENDED MAY 7, 1996


                                CEPHALON, INC.
                           EQUITY COMPENSATION PLAN
                           ------------------------

       The Cephalon, Inc. Equity Compensation Plan (the "Plan") is intended to promote the interests of Cephalon, Inc. by providing incentives to (i) certain employees of the Company or a Subsidiary Corporation (as defined below) who are responsible for the management, growth or financial success of the Company or a Subsidiary Corporation, (ii) independent contractors and consultants who perform valuable services for the Company or a Subsidiary Corporation, and (iii) non-employee members of the Board of Directors of the Company, to encourage them to acquire a proprietary interest, or increase their proprietary interest, in the Company and to continue to perform services for the Company or a Subsidiary Corporation.

                                  Definitions
                                  -----------

       For purposes of this Plan, each capitalized term not otherwise defined herein shall have the corresponding meaning set forth below:

           (a)   "Board" shall mean the Board of Directors of the Company.
                  -----

           (b)   "Change in Control" shall mean a change in ownership or control
                  -----------------
of the Company effected through either of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or (ii) a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

           (c)   "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
amended.

           (d)   "Committee" shall mean the committee consisting of not less
                  ---------
than two persons appointed by the Board from among its members, as more fully described in Section 1 hereof.

           (e)   "Company" shall mean Cephalon, Inc. and, in the capacity of an
                  -------
employer or recipient of services of a Participant, its Subsidiary Corporations or Parent Corporation.

           (f)   "Company Stock" shall mean the shares of common stock of the
                  -------------
Company.

           (g)   "Corporate Transaction" shall mean either of the following
                  ---------------------
stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 75% of the Company's assets in a single or related series of transactions.

          (h)   "Date of Grant" shall mean the date of the Committee action
                 -------------
granting a Stock Option or Restricted Stock Grant, except as provided in Section 4(b) hereof.

          (i)   "ERISA" shall mean the Employee Retirement Income Security Act
                 -----
of 1974, as amended.

          (j)   "Exchange Act" shall mean the Securities and Exchange of 1934,
                 ------------
as amended.

          (k)   "Grantee" shall mean any Participant chosen by the Committee to
                 -------
receive Grants.

          (l)   "Grant Letter" shall mean the written letter from the Committee
                 ------------
to a Grantee evidencing a Grant and specifying the terms and conditions of each Grant, consistent with this Plan (which letter need not include the general terms and conditions set forth in this Plan).

          (m)   "Grants" shall mean, collectively, the Incentive Stock Options,
                 ------
Nonqualified Stock Options and Restricted Stock Grants authorized under this
Plan.

          (n)   "Incentive Stock Option" shall mean an incentive stock option
                 ----------------------
within the meaning of Section 422 of the Code.

          (o)   "Involuntary Termination" shall mean the termination of the
                 -----------------------
service of any Grantee of the Company or any successor thereto which occurs by reason of (i) such individual's involuntary dismissal or discharge by the Company or the successor thereto for reasons other than Misconduct (as defined below), or (ii) such individual's voluntary resignation, in either case following: (a) a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility, (b) a reduction in his or her level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate or (c) a relocation of such individual's place of employment by more than fifty (50) miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual's consent. For purposes of this definition, the term "Misconduct" means the commission of any
                                       ----------
act of fraud, embezzlement or dishonesty by the Grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company or its successor in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or its successor may consider as grounds for the dismissal or discharge of any Grantee or its successor.

           (p)   "Non-employee Director" shall mean any member of the Board who
                  ---------------------
is not employed by the Company in any capacity.

           (q)   "Nonqualified Stock Option" shall mean a stock option not
                  -------------------------
intended to qualify as an Incentive Stock Option.

           (r)   "Parent Corporation" shall have the meaning specified in
                  ------------------
Section 424(f) of the Code.

           (s)   "Participant(s)" shall mean any employees of the Company,
                  --------------
independent contractors and consultants who perform services for the Company and members of the Board who are not employed in any capacity by the Company, in each case to the extent designated by the Committee as eligible to participate in the Plan.

           (t)   "Restricted Stock Grant" shall mean shares of Company Stock
                  ----------------------
issued by the Committee to a Participant other than a Non-employee Director, in accordance with Section 6 hereof.

           (u)   "Restriction Period" shall have the meaning specified in
                  ------------------
Section 7(a).

           (v)   "Stock Options" shall mean options granted by the Committee
                  -------------
intended to qualify as Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options.

           (w)   "Subsidiary Corporation" shall have the meaning specified in
                   ----------------------
Section 424(f) of the Code.

           (x)   "Successor Grantee" shall mean the personal representative or
                  -----------------
other person entitled to succeed to the rights of a Grantee when the Grantee dies.

           (y)   "Ten Percent Stockholder" shall mean a Grantee who is the owner
                  -----------------------
of stock that possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary Corporation.


1    Administration and Committee Authority
     --------------------------------------

           (a) The Plan shall be administered and interpreted by the Committee; provided, however, grant decisions made hereunder shall be made by at least two persons, each of whom shall be both (a) "disinterested persons" as defined under Rule 16b-3 under the Exchange Act, and (b) members of the Committee. The Board may appoint a subcommittee for this purpose, in which case references herein to the "Committee" shall mean the subcommittee as appropriate.

           (b) The Committee shall have the sole authority to determine: (i) the persons to whom Stock Options or Restricted Stock Grants may be granted under the Plan, (ii) the type, size and other terms of the Stock Options or Restricted Stock Grants to be made to each person selected, including, without limitation, the circumstances under which Stock Options will vest and the

Restriction Period will lapse on an accelerated basis (such as upon death, disability or a change in control of the Company), (iii) the time when the Stock Options or Restricted Stock Grants will be granted and the duration of the exercise period for Stock Options and the Restriction Period for Restricted Stock Grants and (iv) any other matters arising under the Plan. Notwithstanding the foregoing, Non-employee Directors shall be eligible to receive only Nonqualified Stock Options pursuant to the provisions of Section 6 hereof, and the Committee shall have no authority to exercise any discretion in connection with such Grants. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any Grants hereunder.

2.   Grants
     ------

     All Grants under the Plan shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate, as specified in the Grant Letter. The Committee shall approve the form and provisions of each Grant Letter. Grants under a particular Section of the Plan need not be uniform as among other recipients and Grants under two or more Sections of the Plan may be combined in one Grant Letter; provided, however, that Grants to Non-employee Directors shall be made only in accordance with the provisions of Section 6 hereof.

3.   Shares Subject to the Plan
     --------------------------

          (a) Subject to the adjustment specified below, the aggregate number of shares of Company Stock that have been or may be issued under the Plan is 2,000,000 shares. During the term of the Plan the maximum aggregate number of shares of Company Stock that shall be subject to grants of stock options under the Plan to any single individual shall be equal to 50% of the aggregate number of shares that have issued or are available for issuance under the Plan for all Participants. The shares may be authorized but unissued shares or treasury shares. If and to the extent Stock Options granted under the Plan terminate, expire, or are cancelled without having been exercised, or if any portion of a Restricted Stock Grant is forfeited, the shares subject to such Grant shall again be available for purposes of the Plan.

          (b) If there is any change in the number or kind of shares of Company Stock through the declaration of a stock dividend or through a recapitalization, stock split, or combination or exchange of such shares, or a merger, reorganization or consolidation of the Company, reclassification or change in par value or by reason of any other extraordinary or unusual events, the number of shares of Company Stock available for Grants and the number of such shares covered by outstanding Grants, and the price per share or the applicable market value of such Grants, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

4.   Eligibility for Participation
     -----------------------------

          (a)   General Eligibility.  The Committee in its sole discretion shall
                -------------------
select the Grantees from among the Participants and determine the number of shares of Company Stock subject to a particular Grant; provided, however, that Non-employee Directors may only receive Nonqualified Stock Options pursuant to
Section 6 hereof. Nothing contained in this Plan shall be construed to limit the right of the Company to grant options or stock awards outside of the Plan, in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become employees of the Company, or for any other proper corporate purpose whatsoever.

          (b)   Prospective Employees and Consultants.  Stock Options and
                -------------------------------------
Restricted Stock Grants may be granted to a prospective employee, independent contractor or consultant conditioned upon, and the Date of Grant shall be, not earlier than the date such person becomes an employee, independent contractor, or consultant.

5.   Granting of Stock Options
     -------------------------

          (a)   Type of Option.  The Committee may grant Stock Options intended
                --------------
to qualify as Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the further terms and conditions set forth herein; provided, however, that Non-employee Directors may only receive Nonqualified Stock Options pursuant to Section 6 hereof.

          (b)   Number of Shares.  Subject to the limitations set forth in
                ----------------
Section 3(a) and except as provided in Section 6, the Committee shall determine the number of shares of Company Stock that will be subject to each Stock Option granted hereunder.

          (c)   Option Price.
                ------------

                (i) The option price per share shall be fixed by the Committee at the Date of Grant. The option price of a Nonqualified Stock Option may be greater or less than the fair market value of the underlying shares of Common Stock on the Date of Grant. The option price per share of an Incentive Stock Option must not be less than 100% of the fair market value of a share of Company Stock on the Date of Grant. In the case of an Incentive Stock Option granted to a prospective employee, independent contractor or consultant, the option price per share shall be the fair market value of a share of Company Stock on the date such person actually becomes an employee, independent contractor or consultant. If the Grantee is a Ten Percent Stockholder, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Company Stock on the Date of Grant. The option price per share for Nonqualified Stock Options, shall be equal to such lawful consideration as shall be determined by the Committee as of the Date of Grant, at such price per share as the Committee shall determine (which may include a fixed or objective measurement or date of measurement in the future), except that the price for Nonqualified Stock Options granted to Non-Employee Directors shall be determined as provided in Section 6.

                (ii) For all valuation purposes under the Plan, the "fair market value" of a share of Company Stock shall be determined in accordance with the following provisions:

                       (A) If Company Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market (but not on the NASDAQ National Market System), the fair market value shall be the mean between the reported bid price and reported asked price of one share of Company Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices on the date in question, then the mean between the reported bid price and reported asked price on the last preceding date for which such quotations exist shall be determinative of fair market value. If Company Stock is traded in the over-the-counter market on the NASDAQ National Market System, the fair market value shall be the closing selling price of one share of Company Stock on the date in question as such price is reported by the National Association of Securities Dealers through such system or any successor system. If there is no reported closing selling price for Company Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                       (B) If Company Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the mean between the highest and lowest quoted selling prices of one share of Company Stock on the date in question on the stock exchange determined by the Committee to be the primary market for Company Stock, as such prices are officially quoted on such exchange. If there is no reported sale of Company Stock on such exchange on the date in question, then the fair market value shall be the mean between the highest and lowest quoted selling prices on such exchange on the last preceding date for which such quotation exists.

                       (C) If Company Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that the value as determined pursuant to subparagraphs (A) or (B) does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

          (d)   Exercise Period.  The Committee shall determine the option
                ---------------
exercise period of each Stock Option. The exercise period shall not exceed ten years from the Date of Grant of a Stock Option; provided that if the Grantee of an Incentive Stock Option is a Ten Percent Stockholder the exercise period shall not exceed five years from the Date of Grant.

          (e)   Vesting of Options.  The vesting period for Stock Options shall
                ------------------
commence on the Date of Grant and shall end on such date or dates as may be determined by the Committee, in its sole discretion, and specified in the Grant Letter. The Committee may impose such additional restrictions or conditions upon the Stock Options or the shares of Company Stock issuable upon the exercise of the Stock Options as it shall determine and specify in the Grant Letter.

          (f)   Manner of Exercise.  A Grantee may exercise a Stock Option by
                ------------------
delivering a notice of exercise to the Committee with accompanying payment of the option price. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Company in lieu of delivery to the Grantee. Such instructions must designate the account into which the shares are to be deposited. The Grantee may tender this notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any such designated broker.

          (g)   Satisfaction of Option Price.  The Grantee shall pay the option
                ----------------------------
price in cash, by delivering shares of Company Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the option price, or with a combination of cash and such shares. The Grantee shall pay the option price and the amount of withholding of taxes, if any, required at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price and the withholding obligation are fully paid.

          (h)   Limits on Incentive Stock Options.  Each Grant of an Incentive
                ---------------------------------
Stock Option shall provide that (a) it is not transferable by the Grantee otherwise than by will or the laws of descent and distribution and (b) if the aggregate fair market value of the Company Stock on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company or a Parent Corporation or Subsidiary Corporation exceeds $100,000, then such Stock Options to the extent of such excess shall be treated as Nonqualified Stock Options. Unless a Grantee could otherwise transfer
Company Stock issued pursuant to an Incentive Stock Option granted hereunder without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the Date of Grant of such Incentive Stock Option to the date of disposition of the Company Stock issued upon exercise of such option.

          (i)   Election to Withhold Shares.  Grantees may make an election to
                ---------------------------
satisfy the Company income tax withholding obligation with respect to the exercise of Stock Options by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. Such election must be in the form and manner prescribed by the Committee. If the Grantee is a director or officer (within the meaning of Rule 16a-1(f) promulgated under the Exchange Act), such election must be made six months prior to the date of any exercise of a Stock Option to be covered by the election, and may only be revoked upon prior written notice given at least six months prior to the exercise of any Stock Option to be affected by such revocation.

6.   Formula Option Grants to Non-employee Directors
     -----------------------------------------------

     A Non-employee Director shall be entitled to receive Nonqualified Stock Options in accordance with this Section 6.

          (a)   Initial Grant.  Each Non-employee Director who first becomes a
                -------------
member of the Board after February 1, 1995, will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock immediately upon his or her becoming a member of the Board.

          (b)   Annual Grants.  On each date that the Company holds its annual
                -------------
meeting of stockholders, commencing with the 1995 calendar year, each Non-employee Director in office immediately after the annual election of directors (including any directors first elected at such meeting) will receive a grant of a Nonqualified Stock Option to purchase 10,000 shares of Company Stock, provided
                                                                        --------
that a Non-employee Director will not be eligible to receive in the aggregate under this Section 6 options to purchase in excess of 50,000 shares of Company Stock (subject to adjustment as provided in Section 3(b) of this Plan). The date of grant of such annual Grants shall be the date of such annual meeting of stockholders.

          (c)   Option Exercise Price.  Options granted under this Section 6
                ---------------------
shall have a per share exercise price equal to the fair market value of a share of Company Stock on the date of grant, and such option shall become exercisable, with respect to 25% of the shares of Company Stock underlying the option, on each anniversary following the Date of Grant.

          (d)   Administration.  The provisions of this Section 6 are intended
                --------------
to operate automatically and not require administration. However, to the extent that administrative determinations are required, the provisions of this Section 6 shall be made by the members of the Board who are not eligible to receive grants under this Section 6, but in no event shall such determinations affect the eligibility of Grantees, the determination of the exercise price, the timing of the grants or the number of shares subject to Stock Options granted hereunder.

          (e)   Acceleration.
                ------------

                (i) Upon the occurrence of a Corporate Transaction or upon Involuntary Termination of a director within thirty-six (36) months following a Change in Control, each Stock Option of such director shall automatically accelerate and become fully exercisable as to all shares subject to such option and shall remain exercisable until the expiration of the option term or earlier surrender of such option.

                (ii)   Upon the death of a Non-employee Director:

                       (A)    while he or she is a director of the Company;

                       (B) during the three-month period following termination of his or her status as a director of the Company; or

                       (C) during the one year period following the permanent disability of the Non-employee Director;

     each Stock Option of such Non-employee Director shall automatically accelerate and become fully exercisable as to all shares subject to such option and shall remain exercisable until the expiration of the option term or earlier surrender of the option.

          (f)   Applicability of Plan Provisions.  Except as otherwise provided
                --------------------------------
in this Section 6, the Nonqualified Stock Options granted to Non-employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.

          (g)   Amendment.  Notwithstanding any other provision of the Plan,
                ---------
this Section 6 may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes in the provisions of or the regulations relating to applicable laws, including the Code or ERISA.

7.   Restricted Stock Grants
     -----------------------

     The Committee may issue shares of Company Stock to a Participant (other than a Non-employee Director) under a Restricted Stock Grant. The following provisions apply to Restricted Stock Grants:

          (a)   General Requirements.  Shares of Company Stock issued pursuant
                --------------------
to a Restricted Stock Grant will be issued for such cash consideration, if any, as the Committee shall determine. Restrictions on the transfer of shares of Company Stock set forth in Section 7(d) shall lapse at such time or times and under such circumstances (based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion) as the Committee may specify in the Grant Letter until the restrictions have lapsed on 100% of the shares. The period during which the Restricted Stock Grant will remain subject to restrictions will be designated in the Grant Letter as the "Restriction Period." The terms of the Restricted Stock Grant must be accepted by the Grantee in writing. The provisions of Restricted Stock Grants need not be the same with respect to each Grantee.

          (b)   Number of Shares.  Subject to the limitations set forth in
                ----------------
Section 3(a), the Committee, in its sole discretion, shall determine the number of shares of Company Stock that will be subject to each Restricted Stock Grant.

          (c)   Requirement of Employment or Services.  If the Grantee's
                -------------------------------------
employment terminates or if a Grantee who is an independent contractor or consultant ceases to perform service for the Company during a period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant terminates as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and those shares of Company Stock shall be forfeited by the Grantee and must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems equitable at the time of the Grant or during the outstanding term of the Grant.

          (d)   Restrictions on Issuance and Transfer, and Legending of Stock
                -------------------------------------------------------------
Certificate.  During the Restriction Period, a Grantee may not sell, assign,
- -----------
transfer, pledge, or otherwise dispose of the shares of Company Stock to which such Restriction Period applies except to a Successor Grantee under Section 8. The Committee, at its sole discretion, may determine that the Company not issue any shares subject to a Restricted Stock Grant or that the Company retain possession of any shares issued pursuant to a Restricted Stock Grant, in either case until all restrictions on such shares have lapsed. During the Restriction Period, each certificate for a share issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering any of the shares subject to restrictions, as applicable, when all restrictions on such shares have lapsed.

          (e)   Stockholder Rights.  The Grantee shall not have, with respect to
                ------------------
shares of Company Stock issued or issuable pursuant to a Restricted Stock Grant, the right to vote the shares or the right to receive any cash or other dividends declared thereon until all restrictions on such shares have lapsed.

          (f)   Election to Withhold Shares.  Grantees may make an election to
                ---------------------------
satisfy the Company income tax withholding obligation with respect to a Restricted Stock Grant by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. Such election must be in the form and manner prescribed by the Committee. If the Grantee is a director or officer (within the meaning of Rule 16a-1(f) promulgated under the Exchange Act), such election must be irrevocable and must be made six months prior to the date on which all restrictions lapse with respect to such shares.

8.   Transferability of Grants
     -------------------------

     Only a Participant or his or her authorized legal representative may exercise rights under a Grant. Such persons may not transfer those rights except (i) to the extent permitted under Rule 16b-3 of the Exchange Act or any interpretations otherwise issued by the Securities Exchange Commission and the Code, (ii) by will or by the laws of descent and distribution or, (iii) if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder; provided, however, that an Incentive Stock Option shall only be
            --------
transferable in the circumstances described in clause (ii). When a Participant dies, the Successor Grantee may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

9.   Certain Corporate Transactions
     ------------------------------

          (a) In the event of any Corporate Transaction, each Stock Option which is at the time outstanding under this Plan and each Restricted Stock Grant to which the restrictions have not lapsed shall automatically accelerate so that each such Stock Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Stock Option and may be exercised for all or any portion of such shares as fully-vested shares and all restrictions applicable to the shares of Common Stock subject to such Restricted Stock Grant shall lapse. However, the vesting of an outstanding Grant under this Plan shall not so accelerate nor shall the restrictions so lapse if and to the extent: (i) such Grant is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a stock option or restricted stock grant for shares of the capital stock of the successor corporation or parent thereof having comparable value and terms, (ii) such Grant is to be replaced with a cash incentive option or award of the successor corporation which preserves the Stock Option spread or Restricted Stock Grant value existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Grant, (iii) such Grant is to be replaced by a grant under another incentive program which the Committee determines is reasonably equivalent in value, or (iv) the acceleration of the vesting period under such Stock Option or the lapse of restrictions with respect to such Restricted Stock Grant is subject to other limitations imposed by the Committee at the time of the Grant. The determination of comparability under clauses (i), (ii) or (iii) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

           (b) Upon a Grantee's cessation of service by reason of an Involuntary Termination within thirty-six (36) months after a Corporate Transaction in which his or her outstanding options or grants are assumed or replaced pursuant to clause (i), (ii) or (iii) above, each such option or grant under clause (i) shall automatically accelerate and become fully exercisable and all restrictions applicable to such grants shall lapse, with respect to the total number of shares of stock at the time subject to such option or grant and the cash incentive program under clause (ii) or other incentive program under clause (iii) shall become fully vested. In addition, upon a Grantee's cessation of service by reason of an Involuntary Termination within 36 months after a Change in Control, each Stock Option shall automatically accelerate and become fully exercisable and all restrictions applicable to Restricted Stock Grants shall lapse, with respect to the total number of shares of Company Stock at the time subject to such Grant. The option or Stock Option as so accelerated shall remain exercisable until the earlier of the expiration of the option term or the
                             -------
expiration of the one (1)-year period measured from the date of such Involuntary Termination.

           (c) Immediately following the consummation of a Corporate Transaction, all outstanding Grants under this Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

           (d) Each outstanding Grant under this Plan that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Grantee, upon consummation of such Corporate Transaction, had (in the case of a Stock Option) such person exercised the Stock Option immediately prior to such Corporate Transaction. In the case of a Stock Option, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise
                                                 --------
price payable for such securities shall remain the same. In addition, the class and number of shares available for issuance under the Plan on both an aggregate and participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

          (e) The provisions of Section 9(a) shall not operate as a limitation on the Committee's discretionary authority, exercisable either at the time of the Grant the or at any time while the Grant remains outstanding, to provide for the automatic acceleration of one or more outstanding Stock Options, or the lapse of all restrictions applicable to a Restricted Stock Grant upon the occurrence of any change in the Company' s organization, ownership or structure not otherwise within the definition of a Corporate Transaction or a Change in Control. The Committee also shall have full power and authority to condition any such option acceleration, restriction lapse and the termination of any outstanding repurchase rights upon the Grantee's cessation of service by reason of an Involuntary Termination within a specified period following any such event. Any Stock Options accelerated in connection with any such event shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option.

          (f) The acceleration or substitution of Grants under this Section 9 shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (g) The portion of any Incentive Stock Option accelerated under this Section 9 in connection with a Corporate Transaction or Change in Control intended to comply with section 424 of the Code shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation specified in Section 5(h) is not exceeded. To the extent such dollar limitation is exceeded, of such option shall be exercisable as a nonqualified stock option under the Federal tax laws.

10.  Approval of the Plan
     --------------------

     The Plan is subject to, and no Stock Option shall be exercisable hereunder and no Restriction Period shall lapse with respect to Restricted Stock until both of the following have occurred:

          (a) approval of the Plan by a committee appointed by the Board which is comprised solely of two or more directors who meet the definition of "outside directors" under Section 162(m) of the Code (which provision currently requires that such persons are not (i) presently employees of the Company; (ii) former employees still receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) officers of the Company at any time, and (iv) currently receiving compensation for personal services in a capacity other than as a member of the Board); and

          (b) approval of the Plan by holders of a majority of the shares of the stock of the Company present or represented by a proxy in a separate vote at a duly held meeting of the stockholders of the Company within twelve months after the date of the adoption of the Plan by the Board.

11.   Amendment and Termination of the Plan
      -------------------------------------

          (a)   Amendment.  The Board may amend or terminate the Plan at any
                ---------
time; provided, however, that any amendment that (i) materially increases the benefits accruing to Participants under the Plan, (ii) increases the aggregate number (or individual limit for any single optionee) of shares of Company Stock that may be issued under the Plan (other than by operation of Section 3(b)), or
(iii) materially modifies the requirements as to eligibility for participation in the Plan, shall be subject to approval by the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable laws. However, the Board shall not amend the Plan if such amendment would cause the Plan or any Grant, or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act, or if such amendment would cause the Plan or the Grant or exercise of an Incentive Stock Option under the Plan to fail to comply with the requirements of Section 422 of the Code including, without limitation, a reduction of the option price or an extension of the period during which an Incentive Stock Option may be exercised.

          (b)   Termination of Plan.  The Plan shall terminate on the tenth
                -------------------
anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders of the Company.

          (c)   Termination and Amendment of Outstanding Grants.  A termination
                -----------------------------------------------
or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

12.  Funding of the Plan
     -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant.

13.  Rights of Participants
     ----------------------

     Nothing in this Plan shall entitle any Participant or other person to any claim or right to be granted a Stock Option or Restricted Stock Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained in the employ of the Company.

14.  Withholding of Taxes
     --------------------

     The Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of any Grant or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue shares of Common Stock upon the exercise of a Stock Option or the acceptance of a Restricted Stock Grant shall be conditioned upon the Grantee's compliance with the requirements of this Section 14 to the satisfaction of the Committee. In addition, the Company shall have the right to deduct from any cash payment hereunder any federal, state or local taxes required by law to be withheld with respect to such Grants payment.

15.  Agreements with Participants
     ----------------------------

     Each Grant made under this Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve.

16.  Requirements for Issuance of Shares
     -----------------------------------

     No Company Stock shall be issued or transferred upon payment of any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Restricted Stock Grant or Stock Option made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

17.  Headings
     --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18.  Effective Date
     --------------

     Subject to the approval of the Company's stockholders as provided in
Section 10 hereof, this Plan shall be effective as of February 1, 1995.

19.  Miscellaneous
     -------------

          (a)   Substitute Grants.  The Committee may make a Grant to an
                -----------------
employee of another corporation who becomes a Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant granted by such corporation. The terms and conditions of the substitute stock grant may vary from the terms and conditions required by the Plan. The Committee shall prescribe the provisions of the substitute grants.

          (b)   Compliance with Law.  The Plan, the exercise of Grants and the
                -------------------
obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by an governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the

Plan and all transactions under the Plan comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

           (c)   Ownership of Stock. A Grantee or Successor Grantee shall have
                 ------------------
no rights as a stockholder with respect to any shares of Company Stock covered by a Grant until the shares are issued to the Grantee or Successor Grantee on the stock transfer records of the Company.

                                 *     *     *